Exhibit 10.1

FOURTH AMENDMENT TO
CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is dated as of April 13, 2015, by and among FASTENAL COMPANY, a Minnesota corporation (“Borrower”), the undersigned “Lenders” parties to the Credit Agreement herein defined, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, “Wells Fargo,” and in its administrative agent capacity for the Lenders, “Administrative Agent”). Capitalized terms used but not defined in this Amendment have the meanings given to them in the Credit Agreement.
RECITALS:
WHEREAS, Borrower, Administrative Agent and the “Lenders” referred to therein are parties to that certain Credit Agreement dated as of December 13, 2012 (as the same may be amended in writing and in effect from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make loans and other financial accommodations available to the Borrower; and
WHEREAS, the Borrower has requested and the Required Lenders are willing to agree to certain modifications to the Credit Agreement, all subject and pursuant to the terms and conditions stated herein;
NOW, THEREFORE, the parties hereby agree to amend the Credit Agreement as follows:
1.Definitions. The following definitions in Section 1.1 of the Credit Agreement are hereby amended by adding the following definitions or, as applicable, deleting them in their entirety and substituting the following therefor:
“Applicable Margin” means the corresponding percentages per annum as set forth below based on the Average Utilization:

			Revolving Credit Loans
Pricing Level	Average Utilization	Commitment Fee	LIBOR +	Floating Rate +
I	20% or more	0.10%	1.00%	1.00%
II	Less than 20%	0.125%	1.00%	1.00%
The Applicable Margin shall be determined and adjusted quarterly on the date (each a “Calculation Date”) fifteen (15) Business Days after the end of such fiscal quarter of the Borrower; provided that (a) the Applicable Margin shall be based on Pricing Level I until the first Calculation Date occurring after the Closing Date and, thereafter the Pricing Level shall be determined by reference to the Average Utilization as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date. The Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margin shall be applicable to all Extensions of Credit then existing or subsequently made or issued.

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“Continuing Directors” means, during any period of 24 consecutive months after the Closing Date, individuals (i) who were members of the board of directors (or equivalent governing body) of the Borrower at the beginning of such 24 month period, or (ii) whose election or nomination for election to the board of directors (or equivalent governing body) of the Borrower was approved by a vote of a majority of the then Continuing Directors.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, (b) a Person named on the lists maintained by the United Nations Security Council available at http://www.un.org/sc/committees/list_compend.shtml, or as otherwise published from time to time, (c) a Person named on the lists maintained by the European Union available at http://eeas.europa.eu/cfsp/sanctions/consol-list_en.htm, or as otherwise published from time to time, (d) a Person named on the lists maintained by Her Majesty’s Treasury available at http://www.hm-treasury.gov.uk/fin_sanctions_index.htm, or as otherwise published from time to time, or (e) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

“Revolving Credit Commitment” means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to the account of the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders shall be $400,000,000.

2.    Conditions to Extension of Credit – Patriot Act. Section 5.1(e)(iii) of the Credit Agreement is hereby deleted and replaced with the following:
(e)     PATRIOT Act. The Borrower and each of the Credit Parties shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with requirements of the PATRIOT Act, applicable “know your customer” and anti-money laundering rules and regulations.

3.    OFAC – Anti-Terrorism Laws. Section 6.18 of the Credit Agreement is hereby deleted and replaced with the following:
Section 6.18     Anti-Terrorism; Anti-Money Laundering. No Credit Party nor any of its Subsidiaries or, to their knowledge, any of their Related Parties (i) is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States (50 U.S.C. App. §§ 1 et seq.), as amended, (ii) is in violation of (A) the Trading with the Enemy Act, as

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amended, (B) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (C) the PATRIOT Act (collectively, the “Anti-Terrorism Laws”), (iii) is a Sanctioned Person, (iv) has more than 10% of its assets in Sanctioned Countries, or (v) derives more than 10% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries. No part of the proceeds of any Extension of Credit hereunder will be unlawfully used directly or indirectly by Borrower or Guarantors to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country, or in any other manner that will result in any violation by any Person (including any Lender, the Arranger, the Administrative Agent, the Issuing Lender or the Swingline Lender) of any Anti-Terrorism Laws.

4.    Financial Covenants. Section 8.10 of the Credit Agreement is hereby deleted and replaced by the following:
Section 8.10 Financial Covenants.

(a)    Consolidated Total Leverage Ratio. As of the last day of any fiscal quarter, permit the Consolidated Total Leverage Ratio to be greater than 1.75 to 1.00.

(b)    Minimum Consolidated EBITDA. As of the last day of any fiscal quarter, permit Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to be less than $400,000,000.
5.    Schedules. Schedule 6.3 - Subsidiaries and Capitalization attached to the Credit Agreement is hereby deleted and replaced by Schedule 6.3 attached to this Amendment, with an effective date as of the date of this Amendment.
6.    Compliance Certificate. The Compliance Certificate attached as Exhibit F hereto replaces and supersedes the Compliance Certificate previously attached to the Credit Agreement and all references in the Credit Agreement shall refer to the Compliance Certificate attached to this Amendment.
7.    No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect.
8.    Conditions Precedent/Subsequent. This Amendment shall be effective when the Administrative Agent shall have received an original hereof duly executed by all the Borrower, the Administrative Agent and the Required Lenders, together with each of the following, each in substance and form acceptable to the Administrative Agent in its sole discretion:
a)    Officer’s Certificates from the Borrower and each Guarantor;
b)    an Amended and Restated Revolving Note in favor of Wells Fargo in the maximum principal amount of $387,500,000 (the “Amended Revolving Note”); and
c)    such other documents and agreements referenced in or required by this Amendment, or as otherwise required by the Administrative Agent in its reasonable discretion.
9.    Representations and Warranties. Except as explicitly amended by this Amendment, Borrower reaffirms that each of the Representations and Warranties contained in the Credit Agreement is

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true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and without limiting the forgoing, represent and warrant that the Credit Agreement, this Amendment, the Amended Revolving Note and each of the other Loan Documents constitute the continuing legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, not subject to any existing defense, counterclaim or right of setoff by the Borrower, and to the extent that any such defense, counterclaim and/or setoff exists, each of the same are hereby absolutely and forever waived and released.
10.    Release. Borrower and each of the undersigned Guarantors hereby absolutely and unconditionally releases and forever discharges Administrative Agent and each Lender, and each of their respective participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, that either Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising out of, related to or concerning the Credit Agreement or any Loan Documents from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
11.    Miscellaneous. Except as amended hereby, the Credit Agreement remains in full force and effect in accordance with its original terms. Signature pages to this Amendment may be executed in any number of counterparts and by facsimile or email (PDF) transmission, all of which taken together shall constitute one and the same instrument.
[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

FASTENAL COMPANY, as the Borrower

By:	/s/ Daniel L. Florness
Name:	Daniel L. Florness
Its:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Cynthia S. Goplen
Name:	Cynthia S. Goplen
Its:	Vice President

MERCHANTS BANK, N.A., as a Lender

By:	/s/ Jeffrey G. Myers
Name:	Jeffrey G. Myers
Its:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement Dated as of April 13, 2015]

GUARANTORS' CONSENT, REAFFIRMATION AND GENERAL RELEASE

Each of the undersigned guarantors of all indebtedness of FASTENAL COMPANY to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lender Parties under the Credit Agreement dated as of December 13, 2012, hereby: (i) consents to the foregoing Amendment; (ii) reaffirms its obligations under its respective Guaranty; (iii) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in its respective Guaranty; (iv) reaffirms that its obligations under its respective Guaranty are separate and distinct from the obligations of any other party under said Credit Agreement and the other Loan Documents described therein; and (v) agrees to join in and be bound by all of the terms and provisions of the General Release contained in Paragraph 10 thereof.

FASTENAL COMPANY PURCHASING, as a Guarantor

By:	/s/ Daniel L. Florness
Name:	Daniel L. Florness
Its:	Chief Financial Officer

FASTENAL IP COMPANY, as a Guarantor,

By:	/s/ Daniel L. Florness
Name:	Daniel L. Florness
Its:	Chief Financial Officer

[Consent, Reaffirmation and Release of Guarantors --
Fourth Amendment to Credit Agreement dated as of April 13, 2015]

Schedule 6.3
Jurisdictions of Organization and Qualification

Geographic Location	Subsidiary Name	Doing Business as	Year Incorporated	Jurisdiction of Incorporation
North America
United States	Fastenal International Holdings Company	Same	1994	Minnesota
	Fastenal Company Purchasing	Same	1997	Minnesota
	Fastenal Company Leasing	Same	1997	Minnesota
	Fastenal IP Company	Same	2005	Minnesota
	Fastenal Air Fleet, LLC	Same	2006	Minnesota
	River Surplus and Supply, LLC	Same	2014	Minnesota
Canada	Fastenal Canada, Ltd.	Same	2008	Canada
Mexico	Fastenal Mexico Services S. de R.L. de C.V.	Same	1999	Mexico
	Fastenal Mexico S. de R.L. de C.V.	Same	1999	Mexico
Central & South America
Panama	Fastenal Panama S.A.	Same	2009	Panama
	Fastenal Latin America, S.A.	Same	2011	Panama
Brazil	Fastenal Brasil Importação, Exportação e Distribuição Ltda.	Same	2011	Brazil
	Fastenal Brasil Participacoes Ltda.	Same	2011	Brazil
	Fabrica Catarinense de Fixadores*	Same	2012	Brazil
Colombia	Fastenal Colombia S.A.S.	Same	2012	Colombia
Chile	Fastenal Chile SpA	Same	2013	Chile
Asia
China	Fastenal Asia Pacific Limited	Same	2003	Hong Kong, China
	FASTCO (Shanghai) Trading Co., Ltd.	Same	2003	Shanghai, China
	Fastenal (Shanghai) International Trading Co. Ltd.	Same	2012	Shanghai, China
	Fastenal (Tianjin) International Trading Co. Ltd.	Same	2012	Tianjin, China
	Fastenal (Shenzhen) International Trading Co. Ltd.	Same	2012	Shenzhen, China
India	Fastenal India Sourcing, IT and Procurement Private Ltd.	Same	2013	India
	Fastenal India Wholesale Private Ltd.	Same	2013	India
Southeast Asia
Singapore	Fastenal Singapore PTE Ltd.	Same	2001	Singapore
Malaysia	Fastenal Malaysia SDN BHD	Same	2009	Malaysia
Thailand	Fastenal (Thailand) Ltd.	Same	2012	Thailand
Europe
Netherlands	Fastenal Europe, B.V.	Same	2003	The Netherlands
Hungary	Fastenal Europe, Kft.	Same	2009	Hungary
United K.	Fastenal Europe, Ltd.	Same	2010	United Kingdom
Germany	Fastenal Europe GmbH	Same	2011	Germany
Czech Rep.	Fastenal Europe, s.r.o.	Same	2011	Czech Republic
Italy	Fastenal Europe S.r.l.	Same	2011	Italy
Romania	Fastenal Europe RO S.r.l.	Same	2012	Romania
Sweden	Fastenal Europe AB	Same	2013	Sweden
Poland	Fastenal Europe Sp. z o.o.	Same	2013	Poland
Africa
South Africa	Fastenal South Africa Trading and Distribution (PTY) LTD	Same	2013	South Africa
* Note: This is a 50% joint venture engaged in manufacturing.

EXHIBIT F
COMPLIANCE CERTIFICATE

To: Cindy Goplen
Wells Fargo Bank, National Association, as Administrative Agent

Date:_________________, 20___

Subject:_______________, 20___ Financial Statements

In accordance with our Credit Agreement dated as of December 13, 2012 (as heretofore and hereafter amended, the “Credit Agreement”), attached are the financial statements of Fastenal Company (the “Borrower”) and its Subsidiaries as of and for, ___________ 20__ (the Reporting Date”) and the year-to-date period then ended (the “Current Financials”) which are required to be delivered pursuant to Section 7.1 of the Credit Agreement. All terms used in this certificate have the meanings given in the Credit Agreement.

I certify that the Current Financials have been prepared in accordance with GAAP, applied on a basis consistent with the accounting practices reflected in the annual financial statements of Borrower referred to in Section 7.1(a) of the Credit Agreement subject to year-end audit adjustments and absence of footnotes, and present fairly in all material respects the financial condition of the Borrower and its Subsidiaries on a Consolidated and consolidating basis as of the date thereof.

Events of Default. (Check one):

☐ The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement except as previously reported in writing to the Lender.

☐ The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement not previously reported in writing to the Lender and attached hereto is a statement of the facts with respect to thereto.

Financial Covenants. I further hereby certify as follows:

1.
Consolidated Total Leverage Ratio. Pursuant to Section 8.10(a) of the Credit Agreement, as of the Reporting Date, the Consolidated Total Leverage Ratio of the Borrower and its Subsidiaries was ____to 1.00, which ☐ satisfies ☐ does not satisfy the requirement that such ratio be not more than 1.75 to 1.00 as of any fiscal quarter end.

2.
Minimum Consolidated EBITDA. Pursuant to Section 8.10(b) of the Credit Agreement, as of the Reporting Date, the Consolidated EBITDA of the Borrower and its Subsidiaries was $_______________, which satisfies does not satisfy the requirement that Consolidated EBITDA be at least $400,000,000.00 for each fiscal quarter.

Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

FASTENAL COMPANY

By:_________________________
[______________]
Its:[___________]

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